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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of Quiksilver, Inc. on Form S-8 of our report dated December 30, 1999, appearing in the Annual Report on Form 10-K of Quiksilver, Inc. for the year ended October 31, 1999.

Costa Mesa, California
June 27, 2000

                                            /s/ Deloitte & Touche LLP
                                            ------------------------------------
                                            Deloitte & Touche LLP